UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2019
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on February 28, 2019, Aflac Incorporated, a Georgia corporation (the Company), entered into a Shareholders Agreement (the Shareholders Agreement) with Japan Post Holdings Co., Ltd., a Japanese corporation (Japan Post Holdings), J&A Alliance Holdings Corporation, a Delaware corporation, solely in its capacity as trustee (the Trustee) of J&A Alliance Trust, a New York voting trust (the Trust), and General Incorporated Association J&A Alliance, a Japanese general incorporated association. Pursuant to the terms of the Shareholders Agreement, the Trust will use commercially reasonable efforts to acquire, through open market or private block purchases in the United States, beneficial ownership of approximately 7% of the outstanding shares of common stock of the Company (the Company Common Stock) within a period of 12 months following the date J&A Alliance Trust first acquires any shares of Company Common Stock.

Under the terms of the Shareholders Agreement, the Trust’s acquisition of Company Common Stock is subject to (i) the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, (ii) the Form A approvals of the Director of the Nebraska Department of Insurance and the Superintendent of the New York State Department of Financial Services, (iii) the approval of or confirmation or nondisapproval by the Japan Fair Trade Commission, (iv) notice to the Japanese Financial Services Agency and (v) confirmation or nondisapproval by the Japanese Kanto Local Finance Bureau. The Shareholders Agreement requires the parties to use reasonable best efforts to obtain these regulatory approvals as soon as reasonably practicable, and in any event by the one year anniversary of the date on which the Trust first acquires any shares of Company Common Stock. On May 7, 2019, a press release issued by Japan Post Holdings announced that purchases of Company Common Stock pursuant to the Shareholders Agreement commenced on April 29, 2019 through the Trust, and that such purchases were planned to be completed within its fiscal year 2019 (which ends March 31, 2020).

On December 31, 2019, the parties received Form A approval from the Director of the Nebraska Department of Insurance. Together with the regulatory approvals received previously, including Form A approval by the Superintendent of the New York State Department of Financial Services on December 13, 2019, all regulatory approvals set forth above have now been obtained.

The Shareholders Agreement requires the parties to use reasonable best efforts to cooperate in connection with any ongoing regulatory matters related to or arising from the Trust’s acquisition or ownership or control of the shares of Company Common Stock, including any applications or filings in connection with a direct or indirect acquisition of control of or merger with an insurer by the Company or its affiliates.

The foregoing description of the Shareholders Agreement is subject to and qualified in its entirety by reference to the full text of the Shareholders Agreement, a copy of which is attached as Exhibit 10.50 to the Company’s Quarterly Report on Form 10-Q filed April 26, 2019, and the terms of which exhibit are incorporated herein by reference.

Forward-looking Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements.

The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:

•	events related to the ongoing Japan Post investigation

•	difficult conditions in global capital markets and the economy

•	exposure to significant interest rate risk

•	concentration of business in Japan

•	foreign currency fluctuations in the yen/dollar exchange rate

•	limited availability of acceptable yen-denominated investments

•	U.S. tax audit risk related to conversion of the Japan branch to a subsidiary

•	deviations in actual experience from pricing and reserving assumptions

•	ability to continue to develop and implement improvements in information technology systems

•	competitive environment and ability to anticipate and respond to market trends

•	ability to protect the Aflac brand and the Company's reputation

•	ability to attract and retain qualified sales associates, brokers, employees, and distribution partners

•	interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems

•	failure to comply with restrictions on patient privacy and information security

•	extensive regulation and changes in law or regulation by governmental authorities

•	tax rates applicable to the Company may change

•	defaults and credit downgrades of investments

•	decline in creditworthiness of other financial institutions

•	significant valuation judgments in determination of amount of impairments taken on the Company's investments

•	subsidiaries' ability to pay dividends to the Parent Company

•	decreases in the Company's financial strength or debt ratings

•	inherent limitations to risk management policies and procedures

•	concentration of the Company's investments in any particular single-issuer or sector

•	differing judgments applied to investment valuations

•	ability to effectively manage key executive succession

•
catastrophic events including, but not necessarily limited to, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events

•	changes in accounting standards

•	increased expenses and reduced profitability resulting from changes in assumptions for pension and other postretirement benefit plans

•	level and outcome of litigation

•	allegations or determinations of worker misclassification in the United States

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

January 2, 2020	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

101.INS	-	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	-	XBRL Taxonomy Extension Schema.
101.CAL	-	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	-	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	-	XBRL Taxonomy Extension Label Linkbase.
101.PRE	-	XBRL Taxonomy Extension Presentation Linkbase.

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